SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Northern Lights Fund Trust

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Ascendant Tactical Yield Fund

a series of

Northern Lights Fund Trust

17605 Wright Street

Omaha, Nebraska 68130

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held June 23, 2017

Dear Shareholders:

The Board of Trustees of Northern Lights Fund Trust (the “Trust”), an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of Ascendant Tactical Yield Fund (the “Fund”) to be held at the offices of the Trust’s administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on June 23, 2017 at 10:00 AM, Eastern time, for the following purposes:

1. To approve a new investment subadvisory agreement between Ascendant Advisors, LLC and United Capital Financial Advisers, LLC with respect to the management of the Fund’s portfolio. Advisory fees and other fund fees and expenses are remaining the same.

2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on May 2, 2017 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on June 23, 2017.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed new investment advisory agreement) and Proxy Voting Ballot are available at proxyonline.com/docs/Ascendant2017.pdf.

By Order of the Board of Trustees

Kevin Wolf, Treasurer

May 30, 2017

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, by calling the number listed on your proxy card, by faxing it to the number listed on your proxy card, or via internet as indicated in the voting instruction materials whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

Ascendant Tactical Yield Fund

a series of

Northern Lights Fund Trust

with its principal offices at

17605 Wright Street

Omaha, Nebraska 68130

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held June 23, 2017

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of Northern Lights Fund Trust (the “Trust”) on behalf of Ascendant Tactical Yield Fund (the “Fund”), for use at a special meeting of shareholders of the Trust (the “Meeting”) to be held at the offices of the Trust’s administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on June 23, 2017 at 10:00 AM, Eastern time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about June 5, 2017.

The Meeting has been called by the Board for the following purposes:

  To approve a new investment subadvisory agreement between Ascendant Advisors, LLC and United Capital Financial Advisers, LLC with respect to the management of the Fund’s portfolio. Advisory fees and other fund fees and expenses are remaining the same.

  To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on May 2, 2017 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Fund’s most recent annual and semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the applicable Fund, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 or by calling 1-855-527-2363.

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PROPOSAL I

APPROVAL OF A NEW INVESTMENT SUBADVISORY AGREEMENT BETWEEN

ASCENDANT ADVISORS, LLC AND UNITED CAPITAL FINANCIAL ADVISERS, LLC

Background

The primary purpose of this proposal is to enable United Capital Financial Advisers, LLC (“United Capital”) to serve as the investment subadviser to the Fund. AssetOne, LLC (“AssetOne”) currently serves as the Fund’s subadviser and has served in that capacity since the Fund’s inception in May 2015 pursuant to an investment subadvisory agreement with the Fund’s investment adviser, Ascendant Advisors, LLC (“Ascendant”). The owners of AssetOne have entered into an asset purchase agreement with United Capital whereby United Capital acquired substantially all of the assets of AssetOne (the “Transaction”). In connection with this acquisition, AssetOne transitioned all of its advisory agreements to United Capital, including the assignment of the investment subadvisory agreement between Ascendant and AssetOne with respect to the management of the Fund’s portfolio (the “Current Subadvisory Agreement”). The Transaction closed on May 12, 2017. Neither AssetOne nor United Capital are affiliated with Ascendant.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a transaction that results in the owner of more than 25% of the voting interests of an investment adviser reducing his or her interests to less than 25% is presumed to constitute an “assignment” of the adviser. The 1940 Act further states that an assignment of an investment adviser causes the adviser’s investment advisory agreement to be “assigned,” which results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act. The Transaction, as described above, is presumed to constitute an “assignment” of AssetOne for purposes of the 1940 Act and therefore caused the “assignment” and resulting termination of the Current Subadvisory Agreement.

In order for United Capital to serve as the investment subadviser to the Fund, the Trustees are requesting that shareholders approve a new investment subadvisory agreement between Ascendant and United Capital (the “New Subadvisory Agreement”). Approval of the New Subadvisory Agreement will not raise the fees paid by the Fund or the Fund’s shareholders. Ascendant believes the Transaction has not and will not result in any interruption or decrease in the quality of subadvisory services provided to the Fund. The Fund is currently managed and has been managed since its inception by Porter Landreth, a portfolio manager with AssetOne. After the Transaction, Mr. Landreth has continued to serve the Fund as its portfolio manager in his capacity as a portfolio manager with United Capital. There will be no changes to the Fund’s investment objectives, principal strategies or risks.

At a meeting on March 29-30, 2017 (the “Board Meeting”), the Board approved the New Subadvisory Agreement between Ascendant and United Capital, subject to shareholder approval. The 1940 Act requires that investment advisory agreements such as the New Agreement be approved by a vote of a majority of the outstanding shares of the Fund. Therefore, shareholders are being asked to approve the proposed New Subadvisory Agreement.

At the Board Meeting, the Trustees also approved an interim subadvisory agreement between Ascendant and United Capital, with respect to the Fund (the “Interim Subadvisory Agreement”). The Interim Subadvisory Agreement allows United Capital to provide subadvisory services to the Fund after the completion of the Transaction while the Board solicits shareholder approval of the New Subadvisory Agreement. United Capital began subadvising the Fund pursuant to the Interim Subadvisory Agreement upon the close of the Transaction. The Interim Subadvisory Agreement is effective for 150 days from the date it goes into effect or until the New Subadvisory Agreement is approved, if sooner. The terms of the

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Interim Subadvisory Agreement are identical in all material respects to the Current Subadvisory Agreement except that (i) the date of its execution and effectiveness are changed; (ii) the period for notice of termination is shorter; (iii) United Capital replaces AssetOne as subadviser; and (iv) the fees earned by United Capital under the Interim Subadvisory Agreement will be held in a separate escrow account pending shareholder approval of the New Subadvisory Agreement. Upon approval of the New Subadvisory Agreement by the Fund’s shareholders, the escrowed management fees will be paid to United Capital. If a majority of the Fund’s shareholders do not approve the New Agreement, then United Capital is paid the lesser of (i) its costs, plus interest, incurred in managing the Fund under the Interim Subadvisory Agreement, or (ii) the total amount in the escrow account.

If the New Subadvisory Agreement between Ascendant and United Capital is not approved by the Fund’s shareholders, the Board and Ascendant will consider other options, including a new or modified request for shareholder approval of the New Subadvisory Agreement.

The New Subadvisory Agreement is identical in all material respects to the Current Subadvisory Agreement, except that: (i) the date of its execution, effectiveness, and termination are changed and (ii) the New Subadvisory Agreement names United Capital rather than AssetOne as the Fund’s investment subadviser. The effective date of the New Subadvisory Agreement will be the date shareholders of the Fund approve the New Subadvisory Agreement.

Section 15(f) of the 1940 Act

The parties to the Transaction intend to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor whereby an investment adviser (such as AssetOne) to an investment company (such as the Funds) may receive payment or benefit in connection with the sale of an interest in the investment adviser if two conditions are satisfied. The first condition is that during the three-year period following the Transaction, at least 75% of the investment company’s board must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor. The Board currently meets this requirement as all of the Trustees are independent and will continue to do so for the periods required. Second, no “unfair burden” can be imposed on the investment company as a result of the Transaction. An “unfair burden” includes: any arrangement during the two-year period after the Transaction where the investment adviser (or predecessor or successor adviser), or any of its “interested persons” (as defined in the 1940 Act), receive or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company), or (ii) from the investment company or its shareholders (other than fees for bona fide investment advisory or other services). The Board determined that there was no “unfair burden” imposed as a result of the Transaction, and the Trust will ensure that this condition will continue to be satisfied for the required time period.

The Subadvisory Agreements

Both the New Subadvisory Agreement and the Current Subadvisory Agreement (collectively, the “Subadvisory Agreements”) provide that the respective subadviser will manage and provide investment advisory services to the portion of the Fund’s assets allocated to the subadviser (“Subadviser Assets”). Under the Subadvisory Agreements, the subadviser is responsible for monitoring on a continuous basis the performance of the Subadviser Assets and conducting a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Subadviser Assets. Under the terms of the Current Subadvisory Agreement, AssetOne is entitled to receive a subadvisory fee equal to 0.50% of the Fund's average daily net assets up to $100 million and 0.60% of the Fund’s average daily net assets over $100

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million. United Capital is entitled to receive the same level of compensation under the New Subadvisory Agreement.

The New Subadvisory Agreement, like the Current Subadvisory Agreement, provides that it will continue in effect for an initial period of two years, and from year to year thereafter, only so long as its continuance is approved at least annually by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. Each Subadvisory Agreement provides for its automatic termination in the event of its assignment, and each is terminable on 60 days’ notice by the Board. Additionally, the Subadvisory Agreements may each be terminated by the respective subadviser on 60 days’ notice to the Fund. The New Subadvisory Agreement, like the Current Subadvisory Agreement, provides that the subadviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The Board most recently approved the Current Subadvisory Agreement at a meeting of the Board held on February 25-26, 2015. The Current Subadvisory Agreement was executed on March 25, 2015 and became effective on May 8, 2015.

The New Subadvisory Agreement is attached as Exhibit A. You should read the New Subadvisory Agreement. The description of the New Subadvisory Agreement included in this Proxy Statement is only a summary of the New Subadvisory Agreement

Information Concerning United Capital

United Capital is a Delaware limited liability company located at 620 Newport Center Drive, Newport Beach, California 92660. United Capital is a wholly-owned subsidiary of United Capital Financial Partners, Inc. The names, addresses, and principal occupations of the directors, principal executive officers and controlling shareholders of United Capital as of the date of this Proxy Statement are set forth below:

Name and Address*:	Principal Occupation:
Joseph Duran	Director and Chief Executive Officer
Gary Roth	Director and Executive Vice President
Michael Herman	Chief Compliance Officer
Michael Capelle	Director and Senior Vice President
David Hallman	Senior Vice President
Jon Frojen	Chief Financial Officer and Treasurer
Jorge Bernal	Chief Operating Officer
Kris Cheh Beck	Chief Legal Officer and Corporate Secretary
United Capital Financial Partners, Inc.	Sole shareholder

*The address of each director and principal executive officer listed is c/o United Capital Financial Advisers, LLC, 620 Newport Center Drive, Newport Beach, California 92660.

During the fiscal year ended September 30, 2016, Ascendant received investment advisory fees in the amount of $514,118. During the fiscal year ended September 30, 2016, AssetOne received investment sub-advisory fees in the amount of $172,199.

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Evaluation by the Board of Trustees

At the Board Meeting, the Trustees considered the approval of the New Subadvisory Agreement. The Trustees were assisted by independent legal counsel and fund counsel throughout the agreement review process. The Trustees relied upon the advice of independent legal counsel and fund counsel, and their own business judgment in determining the material factors to be considered in evaluating the New Subadvisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Subadvisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that United Capital was founded in 2005, was a national financial services firm with approximately $17.4 billion in assets under management, and provided an array of wealth management advisory services to individuals, corporations, and family offices. They noted that it was anticipated that United Capital would purchase the assets of Asset One, the current sub-adviser to Ascendant Tactical Yield Fund, and that the Fund’s current portfolio management team would move to United Capital after the transaction was complete. The Trustees reviewed the background information of the key investment personnel responsible for sub-advising the Fund, and considered their education and diverse financial industry experience. They also noted that an industry experienced CCO from United Capital would be taking over responsibility of Fund compliance. They observed that the investment process would remain unchanged. The Trustees considered that the approach to risk management used for the Fund will not change as a result of the transaction and may be enhanced due to additional resources that would be available with United Capital. The Trustees considered the sub-adviser’s process for monitoring compliance with the Fund’s investment limitations. The Trustees noted that the adviser had expressed satisfaction with the sub-adviser’s services, and they concluded that the transaction was not likely to have any adverse effect on the services provided to the Fund. The Board concluded that United Capital should provide quality service to the Fund, adviser and shareholders.

Performance. The Trustees considered the Fund’s primary objective of capital preservation. They noted that since inception, the Fund had a favorable standard deviation1 and risk score, but it has lagged in rate of return compared to the peer group median and benchmark index. They reasoned that this performance had also resulted in the Fund’s achievement of a relatively adverse Sharpe ratio2 over that period. They also noted that over the 1-year period, the Fund’s standard deviation and risk score remained favorable while the rate of return and Sharpe ratio improved. They observed that over the 1-year period, the Fund outperformed the benchmark and slightly underperformed the medians of the Morningstar Non-Traditional Bond category and the peer group of similar funds. After discussion and consideration of the Fund’s recently improved performance, the Trustees concluded that the sub-adviser’s performance was satisfactory.

Fees and Expenses. The Trustees considered that United Capital would receive an annual fee of 0.50% on assets up to $100 million, and a fee of 0.60% on assets above $100 million, the same fee paid to AssetOne. They noted that the fee was substantially lower than the average fee charged by United Capital to the separately managed account it managed with a similar strategy. After further discussion, the Trustees concluded that the proposed sub-advisory fee was reasonable.

____________________

1 Standard deviation refers to the volatility of a fund’s returns. The higher a standard deviation is, the more volatile the fund’s returns.

2 Sharpe ratio is a measure for calculating a fund’s risk-adjusted returns.

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Economies of Scale. The Trustees considered whether United Capital will experience economies of scale with respect to the managing of the Fund. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that a lack of breakpoints for the adviser’s fee was acceptable and the shareholders would benefit from lower overall expenses as the Fund grows.

Profitability. The Trustees considered the historical profits of Asset One, as well as the anticipated profits to be realized by United Capital in connection with its relationship with the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the sub-advisory services to be provided to the Fund. The Trustees noted that Asset One earned a modest profit over the past year, and that United Capital estimates realizing reasonable profits during first two years of the United Capital’s engagement. The Trustees considered the quality of services anticipated to be provided by United Capital, and they concluded the anticipated level of profit was not excessive.

Conclusion. Having requested and received such information from the sub-adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was reasonable and that approval of the sub-advisory agreement was in the best interests of the shareholders of Ascendant Tactical Yield Fund.

The Board, including the Independent Trustees, recommends that shareholders of the Fund vote “FOR” approval of the New Subadvisory Agreement.

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OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a diversified series of Northern Lights Fund Trust, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on January 19, 2005. The Trust’s principal executive offices are located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130. The Board supervises the business activities of the Fund. Like other mutual funds, the Fund retain various organizations to perform specialized services. The Fund currently retains Ascendant as investment adviser and AssetOne as subadviser. Ascendant is located at Four Oaks Place, 1330 Post Oak Boulevard, Suite 1550, Houston, TX 77056. AssetOne is located at 5655 Yosemite Street, Suite 450, Greenwood Village, CO 80111. Northern Lights Distributors, LLC, located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, serves as principal underwriter and distributor of the Fund. Gemini Fund Services, LLC, with principal offices located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 provides the Fund with transfer agent, accounting, compliance, and administrative services.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the proposed New Agreement and at the discretion of the holders of the proxy on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the President of the Trust revoking the proxy, or (iii) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were 162,486 issued and outstanding shares of beneficial interest of the Fund.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on Proposal I. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of Proposal I. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (i) 67% or more of the voting shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the Meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the Proposal I, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

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Security Ownership of Management AND Certain Beneficial Owners

To the best knowledge of the Trust, there were no Trustees or officers of the Trust who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date.

As of the Record Date, the following shareholders of record owned 5% or more of each class of the outstanding shares of the Fund:

Name & Address	Shares	Percentage of Share Class

Class I Shares
Charles Schwab & Co.	35,055	21.31%
211 Main Street
San Francisco, CA 94105

Pershing LLC	12,738	7.74%
PO Box 2052
Jersey City, NJ 07303

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.

As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Fund as of the Record Date.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Kevin Wolf, Treasurer, Northern Lights Fund Trust, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788. Shareholder proposals may also be raised from the floor at the Meeting without prior notice to the Trust.

COST OF SOLICITATION

The Board of Trustees is making this solicitation of proxies. The Trust has engaged AST Fund Solutions, a proxy solicitation firm (the “Proxy Solicitor”), to assist in the solicitation. The estimated fees anticipated to be paid to the Proxy Solicitor are approximately $8,000. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by United Capital. In addition to solicitation by mail, the Trust will request the insurance companies, banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and United Capital will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust, Ascendant, AssetOne and United Capital may solicit

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proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 1-631-470-2600, or write the Trust at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on June 23, 2017

A copy of the Notice of Shareholder Meeting, the Proxy Statement, and Proxy Card are available at proxyonline.com/docs/Ascendant2017.pdf.

BY ORDER OF THE BOARD OF TRUSTEES

Kevin Wolf, Treasurer

Dated: May 26, 2017

If you have any questions before you vote, please call our proxy information line at 1-(800)-755-3105. Representatives are available Monday through Friday 9 a.m. to 10 p.m., Eastern Time to answer your questions about the proxy material or about how to how to cast your vote. You may also receive a telephone call reminding you to vote your shares. Thank you for your participation in this important initiative.

Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope, MAIL YOUR PROXY CARD to THE NUMBER LISTED ON YOUR PROXY CARD.

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Exhibit A

INVESTMENT SUBADVISORY AGREEMENT

between

ASCENDANT ADVISORS, LLC

and

UNITED CAPITAL FINANCIAL ADVISERS, LLC

THIS AGREEMENT is made and entered into as of the 29 day of March, 2017, by and between Ascendant Advisors, LLC (the “Adviser”), a Texas limited liability company registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and United Capital Financial Advisers, LLC, a limited liability company organized under the laws of Delaware (the “Subadviser”) and also registered under the Advisers Act, with respect to Ascendant Tactical Yield Fund (the “Fund”), a series of the NORTHERN LIGHTS FUND TRUST, a Delaware statutory trust (the “Trust”).

WITNESSETH:

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser has, pursuant to an Investment Advisory Agreement with the Trust dated as of the 25th day of February, 2015 (the “Advisory Agreement”), been retained to act as investment adviser for the Fund;

WHEREAS, the Adviser represents that the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain Subadviser to assist it in the provision of a continuous investment program for that portion of the Fund’s assets that the Adviser will assign to the Subadviser, and Subadviser is willing to render such services subject to the terms and conditions set forth in this Agreement,

NOW, THEREFORE, the parties do mutually agree and promise as follows with respect to each Fund:

Appointment as Subadviser. The Adviser hereby appoints the Subadviser to act as investment adviser for and to manage all of the assets of the Fund (the “Subadviser Assets”) subject to the supervision of the Adviser and the Board of Trustees of the Trust and subject to the terms of this Agreement; and the Subadviser hereby accepts such appointment. In such capacity, the Subadviser shall be responsible for the investment management of the Subadviser Assets. It is recognized that the Subadviser and certain of its affiliates may act as investment adviser to one or more other investment companies and other managed accounts and that the Adviser and the Trust do not object to such activities.

Duties of Subadviser.

Investments. The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of the Fund as set forth in the Fund’s prospectus (“Prospectus”) and

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statement of additional information (“SAI”) as currently in effect and, as soon as practical after the Trust, the Fund or the Adviser notifies the Subadviser thereof, as supplemented or amended from time to time and subject to the directions of the Adviser and the Trust’s Board of Trustees, to monitor on a continuous basis the performance of the Subadviser Assets and to conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Subadviser Assets. The Adviser agrees to provide the Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with the Subadviser’s activities under this Agreement, including, without limitation, providing information concerning the Fund, its funds available, or to become available, for investment and generally as to the conditions of the Fund’s or the Trust’s affairs.

Compliance with Applicable Laws and Governing Documents. In the performance of its services under this Agreement, the Subadviser shall act in conformity with the Prospectus, SAI and the Trust’s Agreement and Declaration of Trust and By-Laws as currently in effect and, as soon as practical after the Trust, the Fund or the Adviser notifies the Subadviser thereof, as supplemented, amended and/or restated from time to time (referred to hereinafter as the “Declaration of Trust” and “By-Laws,” respectively) and with the instructions and directions received in writing from the Adviser or the Trustees of the Trust and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations. Without limiting the preceding sentence, the Adviser promptly shall notify the Subadviser as to any act or omission of the Subadviser hereunder that the Adviser reasonably deems to constitute or to be the basis of any noncompliance or nonconformance with any of the Trust’s Declaration of Trust and By-Laws, the Prospectus and the SAI, the instructions and directions received in writing from the Adviser or the Trustees of the Trust, the 1940 Act, the Code, and all other applicable federal and state laws and regulations. Notwithstanding the foregoing, the Adviser shall remain responsible for ensuring the Fund’s and the Trust’s overall compliance with the 1940 Act, the Code and all other applicable federal and state laws and regulations and the Subadviser is only obligated to comply with this subsection (b) with respect to the Subadviser Assets. The Adviser timely will provide the Subadviser with a copy of the minutes of the meetings of the Board of Trustees of the Trust to the extent they may affect the Fund or the services of the Subadviser, copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement.

The Adviser shall perform quarterly and annual tax compliance tests to ensure that the Fund is in compliance with Subchapter M of the Code. In this regard, the Adviser acknowledges that the Subadviser shall rely completely upon the Adviser’s determination of whether and to what extent the Fund is in compliance with Subchapter M of the Code and that the Subadviser has no separate and independent responsibility to test the Fund for such compliance. In connection with such compliance tests, the Adviser shall inform the Subadviser at least ten (10) business days prior to a calendar quarter end if the Subadviser Assets are out of compliance with the diversification requirements under Subchapter M. If the Adviser notifies the Subadviser that the Subadviser Assets are not in compliance with such requirements noted above, the Subadviser will take prompt action to bring the Subadviser Assets back into compliance within the time permitted under the Code thereunder.

The Adviser will provide the Subadviser with reasonable advance notice of any change in the Fund’s investment objectives, policies and restrictions as stated in the Prospectus and SAI, and the Subadviser shall, in the performance of its duties and obligations under this Agreement, manage the Subadviser Assets consistent with such changes, provided that the Subadviser has received prompt notice of the effectiveness of such changes from the Trust or the Adviser. In addition to such notice, the Adviser shall provide to the Subadviser a copy of a modified Prospectus and SAI reflecting such changes. The Adviser acknowledges and will ensure that the Prospectus and SAI will at all times be in compliance with all disclosure requirements under all applicable federal and

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state laws and regulations relating to the Trust or the Fund, including, without limitation, the 1940 Act, and the rules and regulations thereunder, and that the Subadviser shall have no liability in connection therewith, except as to the accuracy of material information furnished in writing by the Subadviser to the Trust or to the Adviser specifically for inclusion in the Prospectus and SAI. The Subadviser hereby agrees to provide to the Adviser in a timely manner such information relating to the Subadviser and its relationship to, and actions for, the Trust as may be required to be contained in the Prospectus, SAI or in the Trust’s Registration Statement on Form N-1A and any amendments thereto.

Voting of Proxies. The Adviser hereby delegates to the Subadviser the Adviser’s discretionary authority to exercise voting rights with respect to the securities and other investments in the Subadviser Assets and authorizes the Subadviser to delegate further such discretionary authority to a designee identified in a notice given to the Trust and the Adviser. The Subadviser, including without limitation its designee, shall have the power to vote, either in person or by proxy, all securities in which the Subadviser Assets may be invested from time to time, and shall not be required to seek or take instructions from, the Adviser, the Fund or the Trust or take any action with respect thereto.

The Subadviser will establish a written procedure for proxy voting in compliance with current applicable rules and regulations, including but not limited to Rule 30b1-4 under the 1940 Act. The Subadviser will provide the Adviser or its designee, a copy of such procedure and establish a process for the timely distribution of the Subadviser’s voting record with respect to the Fund’s securities and other information necessary for the Fund to complete information required by Form N-1A under the 1940 Act and the Securities Act of 1933, as amended (the “Securities Act”), Form N-PX under the 1940 Act, and Form N-CSR under the Sarbanes-Oxley Act of 2002, as amended, respectively.

The Subadviser, on its own behalf and with respect to its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time. On at least an annual basis, the Subadviser will comply with the reporting requirements of Rule 17j-1, which include (i) certifying to the Adviser and the Trust that the Subadviser and its Access Persons have complied with the Subadviser’s Code of Ethics with respect to the Subadviser Assets and (ii) identifying any violations which have occurred with respect to the Subadviser Assets. The Subadviser will have also submitted its Code of Ethics for its initial approval by the Trust’s Board of Trustees no later than the date of execution of this agreement and subsequently within six months of any material change thereto.

Books and Records. The Subadviser shall maintain separate detailed records as are required by applicable laws and regulations of all matters hereunder pertaining to the Subadviser Assets (the “Fund’s Records”), including, without limitation, brokerage and other records of all securities transactions. The Subadviser acknowledges that the Fund’s Records are property of the Trust; except to the extent that the Subadviser is required to maintain the Fund’s Records under the Advisers Act or other applicable law and except that the Subadviser, at its own expense, is entitled to make and keep a copy of the Fund’s Records for its internal files. The Fund’s Records shall be available to the Adviser or the Trust at any time upon reasonable request during normal business hours and shall be available for telecopying promptly to the Adviser during any day that the Fund is open for business as set forth in the Prospectus.

Information Concerning Subadviser Assets and Subadviser. From time to time as the Adviser or the Trust reasonably may request in good faith, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on the Subadviser Assets, all in such reasonable detail as the parties may reasonably agree in good faith. The Subadviser will also inform the Adviser in a timely manner

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of material changes in portfolio managers responsible for Subadviser Assets, any changes in the ownership or management of the Subadviser, or of material changes in the control of the Subadviser. Upon the Trust’s or the Adviser’s reasonable request, the Subadviser will make available its officers and employees to meet with the Trust’s Board of Trustees to review the Subadviser Assets via telephone on a quarterly basis and on a less frequent basis as agreed upon by the parties in person.

Subject to the other provisions of this Agreement, the Subadviser will also provide such information or perform such additional acts with respect to the Subadviser Assets as are reasonably required for the Trust or the Adviser to comply with their respective obligations under applicable laws, including without limitation, the Code, the 1940 Act, the Advisers Act, and the Securities Act, and any rule or regulation thereunder.

Custody Arrangements. The Trust or the Adviser shall notify the Subadviser of the identities of its custodian banks and the custody arrangements therewith with respect to the Subadviser Assets and shall give the Subadviser written notice of any changes in such custodian banks or custody arrangements. The Subadviser shall on each business day provide the Adviser and the Trust’s custodian such information as the Adviser and the Trust’s custodian may reasonably request in good faith relating to all transactions concerning the Subadviser Assets. The Trust shall instruct its custodian banks to (A) carry out all investment instructions as may be directed by the Subadviser with respect to the Subadviser Assets (which instructions may be orally given if confirmed in writing); and (B) provide the Subadviser with all operational information necessary for the Subadviser to trade the Subadviser Assets on behalf of the Fund. The Subadviser shall have no liability for the acts or omissions of the authorized custodian(s), unless such act or omission is required by and taken in reliance upon instructions given to the authorized custodian(s) by a representative of the Subadviser properly authorized (pursuant to written instruction by the Adviser) to give such instructions.

Independent Contractor. In the performance of its services hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of the Fund, the Trust or the Adviser.

Expenses. During the term of this Agreement, Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement. The Subadviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. The Subadviser shall not be responsible for the Trust’s, the Fund’s or Adviser’s expenses, which shall include, but not be limited to, the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund and any losses incurred in connection therewith, expenses of holding or carrying Subadviser Assets, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with leverage and related borrowings with respect to the Subadviser Assets, organizational and offering expenses (which include, but are not limited to, out-of-pocket expenses, but not overhead or employee costs of the Subadviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund’s custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund’s portfolio securities; fees and expenses of non-interested Trustees; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest;

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brokerage costs; and litigation and other extraordinary or non-recurring expenses. The Trust or the Adviser, as the case may be, shall reimburse the Subadviser for any expenses of the Fund or the Adviser as may be reasonably incurred by such Subadviser on behalf of the Fund or the Adviser. The Subadviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

Investment Analysis and Commentary. The Subadviser will provide quarterly performance analysis and market commentary (the “Investment Report”) during the term of this Agreement. The Investment Reports are due within 10 days after the end of each quarter. In addition, interim Investment Reports shall be issued at such times as may be mutually agreed upon by the Adviser and Subadviser; provided however, that any such interim Investment Report will be due within 10 days of the end of the month in which such agreement is reached between the Adviser and Subadviser. The subject of each Investment Report shall be mutually agreed upon. The Adviser is freely able to publicly distribute the Investment Report.

Compensation. For the services provided pursuant to this Agreement, the Subadviser is entitled to an annual fee set forth in Schedule A attached hereto and made a part hereof. Such fee will be computed daily and paid no later than the seventh (7th) business day following the end of each month, from the Adviser or the Trust, calculated at an annual rate based on the Subadviser Assets’ average daily net assets.

The method of determining the net asset value of the Subadviser Assets for purposes hereof shall be the same as the method of determining net asset value for purposes of establishing the offering and redemption price of the shares of the Trust as described in the Fund’s Prospectus and/or SAI. If this Agreement shall be effective for only a portion of a month with respect to the Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

Exclusivity. The Subadviser will not subadvise or license the Fund’s investment strategy for another regulated investment company as defined in the Code under Subchapter M without mutual consent of both the Adviser and Subadviser for a period of 12 months. Exclusivity is not applicable to the sub-investment strategies that combined, constitute the Fund’s investment strategy.

Representations and Warranties of Subadviser. The Subadviser represents and warrants to the Adviser and the Trust as follows:

The Subadviser is registered as an investment adviser under the Advisers Act;

The Subadviser is a limited liability corporation duly organized and properly registered and operating under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser’s powers and have been duly authorized by all necessary actions of its directors or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Subadviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser; and

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The Form ADV of the Subadviser provided to the Adviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Subadviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

Representations and Warranties of Adviser. The Adviser represents and warrants to the Subadviser as follows:

The Adviser is registered as an investment adviser under the Advisers Act;

The Adviser is a limited liability company duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its directors, shareholders or managing unitholder, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

The Form ADV of the Adviser provided to the Subadviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Adviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

The Adviser acknowledges that it received a copy of the Subadviser’s Form ADV prior to the execution of this Agreement; and

The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, including without limitation, the appointment of a subadviser with respect to assets of the Fund, including without limitation the Adviser’s entering into and performing this Agreement.

Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Subadviser and the Adviser pursuant to the recitals above and Sections 8 and 9, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true or accurate in all material effects.

Liability and Indemnification.

Liability. The Subadviser shall exercise its best judgment in rendering its services in accordance with the terms of this Agreement, but otherwise, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser or a reckless disregard of its duties hereunder, the Subadviser,

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each of its affiliates and all respective partners, officers, directors and employees (“Affiliates”) and each person, if any, who within the meaning of the Securities Act controls the Subadviser (“Controlling Persons”), if any, shall not be subject to any expenses or liability to the Adviser, the Trust or the Fund or any of the Fund’s shareholders, in connection with the matters to which this Agreement relates, including without limitation for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets. The Adviser shall exercise its best judgment in rendering its obligations in accordance with the terms of this Agreement, but otherwise (except as set forth in Section 11(c) below), in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or a reckless disregard of its duties hereunder, the Adviser, any of its Affiliates and each of the Adviser’s Controlling Persons, if any, shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets. Notwithstanding the foregoing, nothing herein shall relieve the Adviser and the Subadviser from any of their obligations under applicable law, including, without limitation, the federal and state securities laws.

Indemnification. The Subadviser shall indemnify the Adviser, the Trust and the Fund, and their respective Affiliates and Controlling Persons for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which the Adviser, the Trust and/or the Fund and their respective Affiliates and Controlling Persons may sustain as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws. Unless otherwise obligated under applicable law, the Subadviser shall not be liable for indirect, punitive, special or consequential damages arising out of this Agreement.

The Adviser shall indemnify the Subadviser, its Affiliates and its Controlling Persons, for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

The Subadviser shall not be liable to the Adviser for acts of the Subadviser which result from acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by the Adviser, which records are not also maintained by or otherwise available to the Subadviser upon reasonable request.

Duration and Termination.

Duration. Unless sooner terminated, this Agreement shall continue for an initial period of no more than two years following the date and year upon which the Sub-Adviser begins to manage Fund assets, and thereafter shall continue automatically for successive annual periods with respect to the Fund, provided such continuance is specifically approved at least annually by the Trust’s Board of Trustees or vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund; provided that in either event its continuance also is approved by a majority of the Trust’s Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to the Fund, without payment of any penalty:

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By vote of a majority of the Trust’s Board of Trustees, or by “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), or by the Adviser, in each case, upon not more than 60 days’ written notice to the Subadviser;

By any party hereto upon written notice to the other party in the event of a breach of any provision of this Agreement by the other party if the breach is not cured within 15 days of notice of the breach; or

By the Subadviser upon not more than 60 days’ written notice to the Adviser and the Trust.

This Agreement shall not be assigned (as such term is defined in the 1940 Act) and shall terminate automatically in the event of its assignment or upon the termination of the Advisory Agreement.

Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Subadviser’s performance of its duties under this Agreement. Nothing contained in this Agreement shall obligate the Adviser to provide any funding or other support for the purpose of directly or indirectly promoting investments in the Fund.

Reference to Adviser and Subadviser.

The Subadviser grants, subject to the conditions below, the Adviser non-exclusive rights to use, display and promote trademarks of the Subadviser in conjunction with any activity associated with the Fund. In addition, the Adviser may promote the identity of and services provided by the Subadviser to the Adviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials. The Adviser shall protect the goodwill and reputation of the Subadviser in connection with marketing and promotion of the Fund. The Adviser shall submit to the Subadviser for its review and approval all such public informational materials relating to the Fund that refer to any recognizable variant or any registered mark or logo or other proprietary designation of the Subadviser. Approval shall not be unreasonably withheld by the Subadviser and notice of approval or disapproval will be provided in a timely manner. Subsequent advertising or promotional materials having very substantially the same form as previously approved by the Subadviser may be used by the Adviser without obtaining the Subadviser’s consent unless such consent is withdrawn in writing by the Subadviser.

Neither the Subadviser nor any Affiliate or agent of Subadviser shall make reference to or use the name of the Adviser or any of its Affiliates, or any of their clients, except references concerning the identity of and services provided by the Adviser to the Fund or to the Subadviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed. The Subadviser hereby agrees to make all reasonable efforts to cause any Affiliate of the Subadviser to satisfy the foregoing obligation.

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Amendment. This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by: (a) the Trust’s Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as required by the 1940 Act), and (b) the vote of a majority of those Trustees of the Trust who are not “interested persons” of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

Confidentiality. Subject to the duties of the Adviser, the Trust and the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential and shall not disclose any and all information pertaining to the Fund and the actions of the Subadviser, the Adviser and the Fund in respect thereof; except to the extent:

Authorized. The Adviser or the Trust has authorized such disclosure;

Court or Regulatory Authority. Disclosure of such information is expressly required or requested by a court or other tribunal of competent jurisdiction or applicable federal or state regulatory authorities;

Publicly Known Without Breach. Such information becomes known to the general public without a breach of this Agreement or a similar confidential disclosure agreement regarding such information;

Already Known. Such information already was known by the party prior to the date hereof;

Received From Third Party. Such information was or is hereafter rightfully received by the party from a third party (expressly excluding the Fund’s custodian, prime broker and administrator) without restriction on its disclosure and without breach of this Agreement or of a similar confidential disclosure agreement regarding them; or

Independently Developed. The party independently developed such information.

In addition, the Subadviser and its officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. The Subadviser agrees, consistent with its Code of Ethics, that neither it nor its officers, directors or employees may engage in personal securities transactions based on non-public information about the Fund’s portfolio holdings.

Notice. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

If to the Subadviser:

United Capital Financial Advisers, LLC

620 Newport Center Drive

Suite 500

Newport Beach, CA 92660

Phone: 949-999-8500

Email: mike.herman@unitedcp.com

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If to the Adviser:

Ascendant Advisors, LLC

Four Oaks Place

1330 Post Oaks Blvd

Suite 1550

Houston, TX 77056

Phone: (281) 661-4493

Fax:

Email: PWigdor@ascendantadvisors.com

Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware without reference to choice of law principles thereof and in accordance with the 1940 Act. In the case of any conflict, the 1940 Act shall control.

Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

Certain Definitions. For the purposes of this Agreement and except as otherwise provided herein, “interested person,” “affiliated person,” and “assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

Severability. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

Entire Agreement. This Agreement, together with all exhibits, attachments and appendices, contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

ADVISER

Ascendant Advisors, LLC

By:/s/ James H. Lee

Name: James H. Lee

Title: Managing Member

SUB-ADVISER

United Capital Financial Advisers, LLC

By:/s/ Gary Roth

Name: Gary Roth

Title: Executive Vice President

SCHEDULE A

Series of Northern Lights Fund Trust	Annualized Sub-Advisory Fee Rate
Ascendant Tactical Yield Fund	0.50% of assets in the Fund up to $100 million 0.60% of assets in the Fund over $100 million